Exhibit (g)(v)

Natixis Investment Managers

888 Boylston Street, Suite 800

Boston, MA 02199-8197

August 25, 2020

State Street Bank and Trust Company

1 Iron Street CCB5E

Boston, MA 02210

Attention: Doug Minasian

Re:	Natixis ETF Trust II (the “Fund”)

Ladies and Gentlemen:

Please be advised that the undersigned Fund has been incorporated and registered as a management investment company under the Investment Company Act of 1940, as amended.

In accordance with Section 18.6, the Additional Funds provision, of the Master Custodian Agreement dated as of September 1, 2005, as amended, supplemented and modified from time to time (the “Custody Agreement”), by and among each registered management investment company party thereto and State Street Bank and Trust Company, the undersigned Fund hereby requests that your bank act as Custodian for the Fund(s) under the terms of the Custody Agreement. In connection with such request, the undersigned Fund hereby confirms to you, as of the date hereof, its representations and warranties set forth in Section 18.4 of the Custody Agreement. Appendix A and Appendix B of the Custody Agreement are hereby amended in their entirety and replaced with Appendix A and Appendix B hereto.

Kindly indicate your acceptance of the foregoing by executing two copies of this letter agreement, returning one to the Fund and retaining one for your records.

Sincerely,

Natixis ETF Trust II, on behalf of its series
Natixis Vaughan Nelson Mid Cap ETF
Natixis Vaughan Nelson Select ETF
Natixis U.S. Equity Opportunities ETF

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrew Erickson
Name:	Andrew Erickson
Title:	Executive Vice President
Effective Date: September 17, 2020

APPENDIX A

MANAGEMENT INVESTMENT COMPANIES REGISTERED WITH THE SEC

AND PORTFOLIOS THEREOF, IF ANY

GATEWAY TRUST, on behalf of:

Gateway Equity Call Premium Fund

Gateway Fund

LOOMIS SAYLES FUNDS I, on behalf of:

Loomis Sayles Bond Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

Loomis Sayles Securitized Asset Fund

Loomis Sayles Small Cap Value Fund

LOOMIS SAYLES FUNDS II, on behalf of:

Loomis Sayles Global Allocation Fund (formerly Loomis Sayles Global Equity and Income Fund)

Loomis Sayles Growth Fund

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small/Mid Cap Growth Fund

Loomis Sayles Strategic Income Fund

NATIXIS ETF TRUST, on behalf of:

Natixis Loomis Sayles Short Duration Income ETF

Natixis Seeyond International Minimum Volatility ETF

NATIXIS ETF TRUST II, on behalf of:

Natixis Vaughan Nelson Mid Cap ETF

Natixis Vaughan Nelson Select ETF

Natixis U.S. Equity Opportunities ETF

NATIXIS FUNDS TRUST I, on behalf of:

Loomis Sayles Core Plus Bond Fund

Mirova Global Green Bond Fund

Mirova Global Sustainable Equity Fund

Mirova International Sustainable Equity Fund

Natixis Oakmark International Fund

Natixis U.S. Equity Opportunities Fund

Vaughan Nelson Small Cap Value Fund

NATIXIS FUNDS TRUST II, on behalf of:

AlphaSimplex Multi-Asset Fund

AlphaSimplex Tactical U.S. Market Fund

AlphaSimplex Global Alternatives Fund

AlphaSimplex Managed Futures Strategy Fund

Loomis Sayles Global Growth Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Loomis Sayles Strategic Alpha Fund

Loomis Sayles Intermediate Municipal Bond Fund

Natixis Oakmark Fund

Vaughan Nelson Select Fund

Vaughan Nelson Mid Cap Fund

NATIXIS FUNDS TRUST IV, on behalf of:

AEW Global Focused Real Estate Fund

Natixis Sustainable Future 2015 Fund

Natixis Sustainable Future 2020 Fund

Natixis Sustainable Future 2025 Fund

Natixis Sustainable Future 2030 Fund

Natixis Sustainable Future 2035 Fund

Natixis Sustainable Future 2040 Fund

Natixis Sustainable Future 2045 Fund

Natixis Sustainable Future 2050 Fund

Natixis Sustainable Future 2055 Fund

Natixis Sustainable Future 2060 Fund

APPENDIX B

ETF FUNDS AND PORTFOLIOS THEREOF, IF ANY

NATIXIS ETF TRUST, on behalf of:

Natixis Loomis Sayles Short Duration Income ETF

Natixis Seeyond International Minimum Volatility ETF

NATIXIS ETF TRUST II, on behalf of:

Natixis Vaughan Nelson Mid Cap ETF

Natixis Vaughan Nelson Select ETF

Natixis U.S. Equity Opportunities ETF